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                                  EXHIBIT 10.2


                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.

                            2001 STOCK INCENTIVE PLAN



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         1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining officers and employees of the Corporation and its Affiliates by providing for Awards in the form of Restricted Stock.

         2. Definitions. The following definitions are applicable to the Plan:

         "Award" - means the grant by the Committee of Restricted Stock, as provided in the Plan.

         "Affiliate" - means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and
(f), respectively, of the Code.

         "Code" - means the Internal Revenue Code of 1986, as amended.

         "Committee" - means the Committee referred to in Section 7 hereof.

         "Continuous Service" - means the absence of any interruption or termination of service as an officer or employee of the Corporation or any Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or any Affiliate or in the case of transfers between payroll locations of the Corporation, or between the Corporation, its subsidiaries or its successor.

         "Corporation" - means American Business Financial Services, Inc., a Delaware corporation.

         "Fair Market Value" - means the last reported sale price of a share of the Corporation's Common Stock on any stock exchange on which such stock is then listed or admitted to trading, or on the NASDAQ Stock Market, on such date, or if no sale took place on such day, the last such date on which a sale took place, or if the Common Stock is not then quoted on the NASDAQ Stock Market, or listed or admitted to trading on any stock exchange, the average of the bid and asked prices in the over-the-counter market on such date, or if none of the foregoing, a price determined in good faith by the Committee to equal the fair market value per share of the Common Stock.

         "Participant" - means any officer or employee of the Corporation or its Affiliates selected to participate in the Plan by the Committee.

         "Plan" - means the 2001 Stock Incentive Plan of the Corporation.

         "Restricted Period" - means the period of time, if any, selected by the Committee for the purpose of determining when restrictions are in effect under
Section 3 hereof with respect to Restricted Stock awarded under the Plan.

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         "Restricted Stock" - means Shares which have been awarded to a
Participant by the Committee subject to any restrictions referred to in Section 3 hereof, so long as such restrictions are in effect.

         "Shares" - means the common stock, par value $0.001 per share, of the Corporation.

         3. Terms and Conditions of Restricted Stock. The Committee, as defined in Section 7, shall have full and complete authority, subject to the limitations of the Plan, to grant Awards of Restricted Stock and, in addition to the terms and conditions contained in paragraphs (a) through (h) of this Section 3 and
Section 7, to provide such other terms and conditions (which need not be identical among Participants) with respect to such Awards, and the lapsing of restrictions thereon, as the Committee shall determine based upon the performance criteria developed by the Committee pursuant to the guidelines described in Appendix A for officers at the level of vice president and above and, for other employees, such other criteria as the Committee may from time to time establish. The dollar value of Awards granted under the Plan shall be calculated based upon the Fair Market Value of the Corporation's Common Stock on the date of the grant.

                  (a) At the time of an Award, the Committee shall establish for each Participant a Restricted Period, during which or at the expiration of which, as the Committee shall determine and provide in the agreement referred to in paragraph (e) of this Section 3, the Shares awarded as Restricted Stock shall vest, and subject to any such other terms and conditions as the Committee shall provide, Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, except as hereinafter provided, during the Restricted Period. The Committee may also establish a period of time, after the expiration of the Restricted Period, if any, during which the Participant must hold the Shares subject to the Award prior to sale. Except for such restrictions, and subject to paragraphs (d) and (f) of this
Section 3 and Section 4 hereof, the Participant as owner of such Shares shall have all the rights of a stockholder, including the right to vote the shares.

                  (b) Except as provided in Section 5 hereof, if a Participant ceases to maintain Continuous Service for any reason (other than death or disability), all Shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this Section 3 shall upon such termination of Continuous Service be forfeited and returned to the Corporation. If a Participant ceases to maintain Continuous Service by reason of death or disability, Restricted Stock then still subject to restrictions imposed by paragraph (a) of this Section 3 will be free of those restrictions.

                  (c) The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect thereto, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

                  (d) Each certificate in respect of Shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Corporation and shall bear the following (or a similar) restricted legend (the "Restricted Legend"):

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                  The transferability of this certificate and the shares of
                  stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the 2001 Stock Incentive Plan of American Business Financial Services, Inc. Copies of such Plan are on file in the office of the Secretary of American Business Financial Services, Inc., Bala Pointe Office Centre, 111 Presidential Boulevard, Bala Cynwyd, Pennsylvania 19004.

         To the extent Shares subject to Awards have not been registered under the federal and state securities laws or an exemption is otherwise unavailable, the certificates for Common Stock to be issued pursuant to the Plan shall bear the following securities legend (the "Securities Legend"):

                  The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Corporation that the proposed transaction will be exempt from such registration.

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Corporation that said registration is no longer required.

                  (e) At the time of any Award, the Participant shall enter into an agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee, in its sole discretion, shall determine (the "Restricted Stock Agreement").

                  (f) The payment to the Participant of cash dividends declared or paid on such Shares by the Corporation shall be deferred until the lapsing of any restrictions imposed under paragraph (a) of this Section 3. Such deferred dividends shall be held by the Corporation for the account of the Participant. In such event, there shall be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends, together with interest accrued thereon, shall be made upon the earlier to occur of the lapsing of the restrictions imposed under paragraph
(a) of this Section 3 or upon death or disability of the Participant.

                  (g) At the expiration of the Restricted Period, if any, imposed by paragraph (a) of this Section 3, the Corporation shall redeliver to the Participant (or where the relevant provision of paragraph (b) of this Section 3 applies in the case of a deceased Participant, to his legal representative, beneficiary or heir) the certificate(s) and stock power deposited with it pursuant to paragraph (d) of this Section 3 and the Shares represented by such certificate(s) shall be free of the Restricted Legend referred to in paragraph (d) of this Section 3. Notwithstanding the foregoing, the Securities Legend described in paragraph (d) of Section 3 shall continue to be included on all certificates as long as registration has not occurred.



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                  (h) Notwithstanding the foregoing, no individual shall be
granted Awards with respect to more than 50% of the total shares subject to the Plan and no Award shall be made pursuant to this Plan if the Corporation fails to achieve its financial goals in any fiscal year.

         4. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or shares of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Outstanding Awards shall be treated like all other outstanding Shares of Common Stock. Any Shares of stock or other securities received, as a result of any of the foregoing adjustment by the Committee or as part of an adjustment provided to stockholders in general, by a Participant with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such Shares or securities shall be legended and deposited with the Corporation in the manner provided in Section 3 hereof.

         5. Effect of Change in Control. Each of the events specified in the following clauses (i) and (ii) of this Section 5 shall be deemed a "change in control": (i) a change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Corporation; or (ii) any other events deemed to constitute a "change in control" by the Committee. If the Continuous Service of any Participant is involuntarily terminated for whatever reason, except for cause, as defined by the Committee, at any time within 18 months after a change in control, unless the Committee shall otherwise provide, any Restricted Period with respect to an Award to such Participant shall lapse upon such termination and all Awards shall become fully vested in the Participant.

         6. Assignment and Transfers. During the Restricted Period, no Award nor any right or interest of a Participant in such Award set forth in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution.

         7.       Administration.

                  (a) This Plan shall be administered by a Compensation Committee appointed by the Corporation's Board of Directors. The Compensation Committee shall consist of a minimum of two and a maximum of five members of the Board of Directors, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended, or any future corresponding rule, except that the failure of the Compensation Committee for any reason to be composed solely of Non-Employee Directors shall not prevent an Award from being considered granted under this Plan.

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                  (b) Except as limited by the express provisions of the Plan
(including Appendix A), the Committee shall have sole and complete authority and discretion to: (i) select Participants and grant Awards; (ii) determine individual Awards to be granted under the Plan to: (1) officers at the level of vice president and above based upon the performance criteria developed by the Committee pursuant to the guidelines described in Appendix A; and (2) other employees based upon other criteria as the Committee may establish from time to time; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan.

                  (c) The Committee shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable. A majority of the members of the Committee shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the Committee on such matter. The Committee shall have the right to construe the Plan and the Awards issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the Plan and the options issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Committee or the Board of Directors shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of an authority or discretion granted in connection with the Plan to a Committee or the Board of Directors, or for the acts or omissions of any other members of a Committee or the Board of Directors. Subject to the numerical limitations on Committee membership set forth in this
Section 7, the Board of Directors may at any time appoint additional members of the Committee and may at any time remove any member of the Committee with or without cause. Vacancies in the Committee, however caused, may be filled by the Board of Directors, if it so desires.

         8. Shares Subject to Plan. The maximum aggregate number of Shares which may be granted under the Plan is 150,000 shares of Common Stock. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or issued shares heretofore or hereafter reacquired and held as treasury shares. An Award shall not be considered to have been made under the Plan with respect to Restricted Stock which is forfeited and new Awards may be granted under the Plan with respect to the number of Shares as to which such forfeiture has occurred.

         9. Reduction Based Upon Executive Management Incentive Plan. The aggregate amount of the Award to be made to any Participant pursuant to this Plan in any fiscal year shall be reduced by any bonus in the form of cash or other compensation paid pursuant to the terms of the ABFS Executive Management Incentive Plan or any successor bonus plan.

         10. Employee Rights Under the Plan. No officer or employee shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.



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         11. Withholding Tax. Upon the termination of any Restricted Period with respect to an Award (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Corporation may withhold from any payment or distribution made under this Plan sufficient Shares or may withhold or cause to be paid by Participant sufficient cash to cover any applicable withholding and employment taxes. The Corporation shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Corporation is required to withhold with respect to such dividend payments. No discretion or choice shall be conferred upon any Participant with respect to the form, timing or method of any such tax withholding.

         12. Amendment or Termination. The Board of Directors of the Corporation may amend, suspend or terminate the Plan or any portion thereof at any time, provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without Participant's consent, in any Award theretofore made pursuant to the Plan.

         13. Term of Plan. This Plan shall become effective on the date of its adoption by the Corporation's Board of Directors, subject however to approval by the holders of the Corporation's Common Stock in the manner as prescribed by applicable law. Awards may be made under this Plan prior to obtaining shareholder approval, provided such Awards are contingent upon the receipt of shareholder approval. To the extent such shareholder approval is not received, all Awards made pursuant to this Plan shall be null and void. This Plan shall continue in effect for a term of ten years unless sooner terminated under
Section 12 hereof.



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                                   Appendix A

                        PERFORMANCE BASED AWARD CRITERIA



Development of Performance Standards

Goals and objectives will be developed for each Participant subject to review and approval by the Committee. The Committee shall develop guidelines for the establishment of these goals and objectives, in consultation with the CEO and heads of the major business units, as appropriate.

Performance Categories:

         A. For Participants at the level of vice president and above, the Compensation Committee shall establish performance criteria in the Corporate, Departmental and Individual categories as well as goals and objectives and category weights for each performance category and sub-category set forth below.

1.       Corporate

         o Quantitative Goals and Objectives (consideration to financial goals, non-performing assets, collections and originations)

         o Qualitative Goals and Objectives (consideration to strategic goals and initiatives)

         o  Cumulative category weight

         o The Corporation must meet its financial goals before any Award can be made


2.       Business Unit/Departmental

         o  Quantitative Business Goals and Objectives
         o  Qualitative Business Goals and Objectives
         o  Cumulative category weight

3.       Individual

         o  Quantitative Personal Goals and Objectives
         o  Qualitative Personal Goals and Objectives
         o  Cumulative category weight

         B. Performance Criteria for other employees will be determined by the Committee, in its sole discretion.

Performance Measurement

         o A performance assessment will be prepared for each Participant based on achievement of Corporate, Business Unit/Departmental and Individual goals and objectives, within each category and by category as noted above.

         o Total performance shall be based upon the sum of performance in each category - Departmental and Individual.

         o Awards will not be made unless Corporate financial goals established by the Committee are reached.

         o Award amounts equal the performance assessment factor reflecting the level of achievement times the weight factor for each goal category factor times the target as calculated.

         o No Award will be paid for performance in any Departmental or Individual category or subcategory for performance under 80% of the performance goal.